          SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of
          the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): March 1, 2000


                    COMMUNITY FINANCIAL CORP.
----------------------------------------------------------
(Exact name of registrant as specified in its charter)


Illinois                          0-26292         37-1337630
----------------------------------------------------------------
(State or other jurisdiction   (Commission    (I.R.S. employer
of incorporation)              file number)  identification no.)



240 E. Chestnut Street, Olney, Illinois          62450-2295
----------------------------------------------------------------
(Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code:(618)395-8676
                                                   -------------


                                Not Applicable
----------------------------------------------------------------
(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS
         AND EXHIBITS
-------------------------------------------------------------

     The following exhibit is filed with this Current Report on Form 8-K.

Exhibit No.              Description
----------               -----------

   3.2                   Bylaws

                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                COMMUNITY FINANCIAL CORP.



DATE: March 6, 2000             By: /s/ Douglas W. Tompson
                                    ------------------------
                                    Douglas W. Tompson
                                    Chief Financial Officer